UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (as depositor under an Amended and Restated Trust Agreement, dated October 26, 2005, providing for, inter alia, the issuance of People’s Choice Home Loan Securities Trust Series 2005-4, Mortgage-Backed Notes, Series 2005-4)

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP.

(Exact name of registrant as specified in its charter)

DELAWARE	333-125734	92-0181950
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

7515 Irvine Center Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 341-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
99.1	Rating Agency Assigned Loss Coverage Levels for People’s Choice Home Loan Securities Trust Series 2005- 4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEOPLE’S CHOICE HOME LOAN SECURITIES CORP. (Registrant)

By:	/s/ Brad Plantiko
Name:	Brad Plantiko
Title:	Executive Vice President for Finance

Dated: November 3, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description

99.1	99.1	Rating Agency Assigned Loss Coverage Levels for People’s Choice Home Loan Securities Trust Series 2005-4